                                               LEASE SCHEDULE NO. 1 TO MLA 1


This Schedule and its supplements incorporate by this reference the terms and conditions of the Master Lease Agreement, Number 1, between Lucent Technologies, Inc., Interworking Division (Lessor) and TELECOM WIRELESS, INC. (Lessee).

1.  SUPPLIER:      ASCEND COMMUNICATIONS, INC.

2.  LOCATION OF EQUIPMENT:    SEE ATTACHED

3.  EQUIPMENT VALUE: $1,226,439.60 (exclusive of sales and/or user taxes).

4. LEASE TERM: The Lease Term of the Equipment described in this Schedule shall begin on the Rent Commencement Date referenced below in Paragraph 6 and its expiration date shall be THIRTY THREE (33) months after such Rent Commencement Date.

5. RENT: $11,752.97 per month (exclusive of sales and/or use taxes) due and payable at the Rent Commencement Date and on the same date of the succeeding two (2) months followed by $46,788.67 per month (exclusive of sales and/or use taxes) due and payable on the same day of the succeeding thirty (30) months of the Lease Term.

6.  RENT COMMENCEMENT DATE: DECEMBER 1, 1999

7. PURCHASE OPTION: Lessee shall have the option to purchase the Equipment for its fair market value for continued use ("FMV"), on the expiration of this Lease or any renewal term, provided Lessee is not in default of any of its obligations under this Lease on such expiration date. This purchase option may only be exercised by Lessee's written notice to Lessor, not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. The purchase price for such Equipment shall be payable upon the expiration date of such term. FMV shall be equal to the value of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment. In the event that Lessor and Lessee are unable to agree upon the purchase price for the Equipment, such purchase price will be determined by an independent appraiser to be selected by Lessor. Lessee shall be responsible for all applicable sales and/or use taxes on the Equipment. Upon exercise of this purchase option and payment of the purchase price, Lessor shall execute and deliver to Lessee such documents as Lessee may reasonably request in order to vest in Lessee all right, title and interest in the Equipment.

8. RENEWAL OPTION: Lessee shall have the option to renew this Lease, on the expiration date of this Lease or any renewal term, for the fair market rental for the continued use of the Equipment ("FMR") and on such other terms as may be agreed upon by Lessor and Lessee prior to such expiration date, provided Lessee is not in default of any of its obligations under this lease on such expiration date. This renewal option may only be exercised by Lessee's written notice to Lessor not earlier than 180 days, nor later than 90 days, prior to the end of the Lease Term or any renewal term. FMR shall be equal to the value of the monthly rental of the Equipment installed and in use, with consideration given to the age, condition, utility and replacement costs for the Equipment, for the renewal term.

9. TAX BENEFITS: Lessee understands that Lessor intends to claim the "Tax Benefits", consisting of the maximum Modified Accelerated Cost Recovery System deductions for the minimum useful life applicable to each item of Equipment, as provided by Sections 168(b) and (c) of the Internal Revenue Code of 1986, and analogous benefits under state law, with respect to the Equipment. Lessee represents and warrants that: (i) Lessee has not been, is not now, and during the term of this Lease will not become, and will not allow the Equipment to be used by or leased to, a tax-exempt entity or government agency; and (ii) Lessee is not now, and during the term of this Lease will not become, a public utility. Without limitation by the preceding sentence, Lessee agrees not to take any action, fail to take any action, or misstate any fact which may result in any loss to Lessor of the Tax Benefits.

    Lessee agrees to pay promptly to Lessor an amount which will fully compensate Lessor, on an after-tax basis, for any loss of the Tax Benefits, plus interest, penalties and additions to tax, any loss in time value of the Tax Benefits, and any taxes imposed on any such compensation payment, resulting from Lessee's acts, omissions or misstatements, including, without limitation, with respect to the representations and warranties in the preceding paragraph. A loss of Tax Benefits ocurs at the earliest of: (i) the happening of any event causing the loss; (ii) payment by Lessor of any additional tax resulting from the loss; or (iii) any adjustment to the tax return of Lessor. Lessor's right to recovery of a loss of Tax Benefits shall survive the expiration or termination of this Lease.

10. DESCRIPTION OF EQUIPMENT: See Exhibit A which is attached hereto and made a part hereof by this reference.

The person executing this Schedule on behalf of Lessee hereby certifies that he or she has read, and is duly authorized to execute, this Schedule

Accepted by:
LUCENT TECHNOLOGIES, INC.
INTERNETWORKING DIVISION                    LESSEE: TELECOM WIRELESS, INC.

BY: ___________________________________     BY: _______________________________

NAME: _________________________________     NAME: _____________________________
                Print                                          Print
TITLE: ________________________________     TITLE: ____________________________

DATE:                                       DATE:  SEPTEMBER 29, 1999


--------------------------------------------------------------------------------------------------------------------------
      EXHIBIT A
--------------------------------------------------------------------------------------------------------------------------
NAME:               TELECOM WIRELESS
      Location:     501 GOODLETTE RD SUITE 200A                                   Schedule: 1
                    NAPLES, FL 34102
--------------------------------------------------------------------------------------------------
      Invoice       PO#         EQUIPMENT       TAX        FREIGHT     Ship Date     Invoice Total
--------------------------------------------------------------------------------------------------
      220440      17400199    $  32,566.56   $  1,953.99                8/2/99        $34,520.55
      220563      17400199    $  23,443.15   $  1,406.59               7/30/99        $24,849.74
                                                                                           $0.00
                                                                                           $0.00
                                                                                    ------------
                  SUBTOTAL                                                                                $59,370.29
--------------------------------------------------------------------------------------------------------------------------
      Location:     4801 FOURTH ST.
                    ALBUQUERQUE, NM 87107

--------------------------------------------------------------------------------------------------
      Invoice       PO#         EQUIPMENT       TAX        FREIGHT     Ship Date     Invoice Total
--------------------------------------------------------------------------------------------------
      220377      72799001    $  19,512.40   $  1,085.48               7/31/99        $20,597.88
      220378      17400199    $ 176,313.97   $  9,808.35               7/31/99       $186,122.32
      220380      17400199    $ 284,821.80   $ 14,732.07               7/31/99       $279,553.97
      220400      72799001    $ 169,040.22   $  9,403.71               7/30/99       $178,443.83
      220437      17400199    $ 451,041.50   $ 25,091.44               7/30/99       $476,132.94
                                                                                           $0.00
                                                                                           $0.00
                                                                                    ------------
                                                                                                       $1,140,850.94
--------------------------------------------------------------------------------------------------------------------------
      Location:     5299 DTC BLVD., SUITE 1200
                    ENGLEWOOD, CO 80111

--------------------------------------------------------------------------------------------------
      Invoice       PO#         EQUIPMENT       TAX        FREIGHT     Ship Date     Invoice Total
--------------------------------------------------------------------------------------------------
      112157      72799001    $  89,700.00   $  6,548.10               8/31/99        $96,248.10
                                                                                           $0.00


                                                                                           $0.00
                                                                                    ------------
                                                                                                          $96,248.10
--------------------------------------------------------------------------------------------------------------------------
                  TOTALS     $1,226,439.60   $ 70,029.73

                                                                                      LESS TAX       $   (70,029.73)
                                                                                Total:                 $1,226,439.60
--------------------------------------------------------------------------------------------------------------------------

          NATIONAL FINANCING STATEMENT (FORM UCC1)(TRANS)(REV. 12/18/95)


                                            THIS SPACE FOR USE OF FILING OFFICER



FINANCING STATEMENT - FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

=====================================================================================================
A. NAME & TEL # OF CONTACT AT FILER (optional)  B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)



=====================================================================================================
D. OPTIONAL DESIGNATION [if applicable]:  / /LESSOR/LESSEE  / /CONSIGNOR/CONSIGNEE  / /NON-UCC FILING
==================================================================================================================================
1. DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (1a or 1b)
     1a. ENTITY'S NAME
     Telecom Wireless
OR   -----------------------------------------------------------------------------------------------------------------------------
     1b. INDIVIDUAL'S LAST NAME                             FIRST NAME             MIDDLE NAME              SUFFIX

----------------------------------------------------------------------------------------------------------------------------------
1c: MAILING ADDRESS                                         CITY                   STATE    COUNTRY    POSTAL CODE
5299 DTC Blvd., Suite #1200                                 Englewood              CO                  80111
----------------------------------------------------------------------------------------------------------------------------------
1d. S.S. OR TAX I.D.#     OPTIONAL     1e. TYPE OF ENTITY   1f. ENTITY'S STATE     1g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                       ADD'NL INFO RE                       OR COUNTRY OF                                                  / /NONE
                       ENTITY DEBTOR                        ORGANIZATION
==================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME-insert only one debtor name (2a or 2b)
     2a. ENTITY'S NAME

OR   -------------------------------------------------------------------------------------------------------------------------------
     2b. INDIVIDUAL'S LAST NAME                             FIRST NAME             MIDDLE NAME              SUFFIX

----------------------------------------------------------------------------------------------------------------------------------
2c. MAILING ADDRESS                                         CITY                   STATE       COUNTRY   POSTAL CODE

----------------------------------------------------------------------------------------------------------------------------------
2d. S.S. OR TAX I.D.#     OPTIONAL     2e. TYPE OF ENTITY   2f. ENTITY'S STATE     2g. ENTITY'S ORGANIZATIONAL I.D.#, if any
                       ADD'NL INFO RE                       OR COUNTRY OF                                                  / /NONE
                       ENTITY DEBTOR                        ORGANIZATION
==================================================================================================================================
3. SECURED PARTY'S (Original S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - Insert only one secured party name (3a or 3b)
     3a. ENTITY'S NAME
     Ascend Communications, Inc.
OR   -----------------------------------------------------------------------------------------------------------------------------
     3b. INDIVIDUAL'S LAST NAME                             FIRST NAME             MIDDLE NAME              SUFFIX

----------------------------------------------------------------------------------------------------------------------------------
3c. MAILING ADDRESS                                         CITY                   STATE    COUNTRY    POSTAL CODE
1701 Harbor Bay Parkway                                     Alameda                CA                  94502
==================================================================================================================================
4. This FINANCING STATEMENT covers the following types or items of property:
All right, title and interest of Debtor in and to all telecommunications and data networking goods and equipment provided by Secured Party to Debtor described in the invoice(s) and/or purchase order(s) attached hereto on Schedule
1 and incorporated herein by this reference, together with all accessions, additions, replacement and proceeds thereof
(including, without limitation, whatever is receivable or received when the foregoing or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any of the foregoing, and all rights to payment with respect to any cause of action affecting or relating to the foregoing).
==================================================================================================================================
5. CHECK    / /  This FINANCING STATEMENT is signed by the Secured Party instead of the    7. If filed in Florida (check one)
   BOX           Debtor to perfect a security interest (a) in collateral already subject
[if applicable]  to a security interest in another jurisdiction when it was brought into     Documentary         Documentary stamp
                 this state, or when the debtor's location was changed to this state, or / / stamp tax paid  / / tax not applicable
                 (b) in accordance with other statutory provisions (additional data may be required)
==================================================================================================================================
6. REQUIRED SIGNATURE(S)  Telecom Wireless                          8. / / This FINANCING STATEMENT is to be filed [for record]
                                                                           (or recorded) in the REAL ESTATE RECORDS
                                                                           Attach Addendum                    [if applicable]
----------------------------------------------------------------------------------------------------------------------------------
BY:                                             ITS:                9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s)
                                                                       [ADDITIONAL FEE]
                                                                       (optional)      / /All Debtors  / /Debtor 1  / /Debtor 2
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      EXHIBIT A
--------------------------------------------------------------------------------

NAME:               TELECOM WIRELESS
      Location:     501 GOODLETTE RD SUITE 200A                      Schedule: 1
                    NAPLES, FL 34102

--------------------------------------------------------------------------------------------------------
      Invoice      PO#        EQUIPMENT         TAX          FREIGHT      Ship Date      Invoice Total
--------------------------------------------------------------------------------------------------------
      220440     17400199   $    32,566.56   $  1,953.99                    8/2/99            $34,520.55
      220563     17400199   $    23,443.15   $  1,406.59                   7/30/99            $24,849.74
                                                                                                   $0.00
                                                                                                   $0.00
                                                                                       -----------------
                 SUBTOTAL                                                                                      $59,370.29
-------------------------------------------------------------------------------------------------------------------------

      Location:     4601 FOURTH ST.
                    ALBUQUERQUE, NM 97107

--------------------------------------------------------------------------------------------------------
      Invoice      PO#        EQUIPMENT         TAX          FREIGHT      Ship Date      Invoice Total
--------------------------------------------------------------------------------------------------------
      220377     72799001   $    19,612.40   $  1,085.48                   7/31/99            $20,597.88
      220378     17400199   $   176,313.87   $  9,808.35                   7/31/99           $186,122.32
      220380     17400199   $   284,821.80   $ 14,732.07                   7/31/99           $279,553.97
      220400     72799001   $   169,040.22   $  9,403.71                   7/30/99           $178,443.83
      220437     17400199   $   451,041.60   $ 25,091.44                   7/30/99           $476,132.94
                                                                                                   $0.00
                                                                                                   $0.00
                                                                                       -----------------
                                                                                                            $1,140,850.94
-------------------------------------------------------------------------------------------------------------------------

      Location:     5299 OTC BLVD., SUITE 1200
                    ENGLEWOOD, CO 80111

--------------------------------------------------------------------------------------------------------
      Invoice      PO#        EQUIPMENT         TAX          FREIGHT      Ship Date      Invoice Total
--------------------------------------------------------------------------------------------------------
      112157     72799001   $    89,700.00   $  6,549.10                   6/31/99            $96,248.10
                                                                                                   $0.00


                                                                                                   $0.00
                                                                                       -----------------
                                                                                                               $96,248.10
-------------------------------------------------------------------------------------------------------------------------
                  TOTALS    $ 1,226,439.60   $ 70,029.73
                                                                                          LESS TAX        $   (70,029.73)
                                                                               Total:                       $1,226,439.60
-------------------------------------------------------------------------------------------------------------------------